CONESTOGA MID CAP FUND

Nasdaq Symbol:

Investors Class      CCMGX

Institutional Class CCMIX

Summary Prospectus

March 30, 2012

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at Conestoga Capital Advisors (www.conestogacapital.com and select Mutual Fund). You may also obtain this information at no cost by calling 1-800-320-7790 or by sending an e-mail request to info@conestogacapital.com. The Fund’s statutory prospectus and statement of additional information, both dated March 30, 2012, as supplemented, are incorporated by reference into this summary prospectus.

Investment Objective

The Conestoga Mid Cap Fund seeks to provide long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Conestoga Mid Cap Fund:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments) Investors Class Institutional Class
Management Fees 0.85% 0.85%
Distribution (12b-1) Fees 0.00% 0.00%
Other Expenses (1) 0.65% 0.40%
Service Fees 0.25% (2) 0.00%
Other Operating Expenses 0.40% 0.40%
Total Annual Fund Operating Expenses 1.50% 1.25%
Expense Limitation(3) (0.15)% (0.15)%
Total Annual Fund Operating Expenses After Expense Limitation 1.35% 1.10%

           (1)  “Other Expenses” are based on estimated amounts for the current fiscal year.

(2)        The Fund has adopted a Shareholder Servicing Plan on behalf of the Investors Class that will allow the Fund to pay an annual fee of up    to 0.25% of its average daily net assets for providing services to the Fund’s Investors Class shareholders.

(3)   Conestoga Capital Advisors, LLC (the “Adviser”) has contractually agreed to limit the Fund’s “Total Annual Fund Operating Expenses” (excluding taxes, extraordinary expenses, reorganization expenses, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the Fund’s average daily net assets until at least March 30, 2013, subject to termination at any time at the option of the Fund. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent such a recapture does not cause the “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Conestoga Mid Cap Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated (the Example for one year reflects the contractual expense limitation described above; the amount for three years reflects the Fund’s gross expenses) and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, under these assumptions, your costs would be:

	1 Year	3 Years
Investors Class	$137	$459
Institutional Class	$112	$382

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market circumstances, the Fund invests at least 80% of its net assets in equity securities of mid-cap companies.  Equity securities include ADRs, convertible securities, foreign and domestic common and preferred stocks, rights and warrants.  While there is no limit on investing in foreign securities, the Fund doesn’t expect investment in foreign securities to exceed 20% of the Fund’s total assets.  “Mid-cap companies” are companies that, at the time of purchase, have market capitalizations of up to $10 billion.  The Fund will not change this policy unless it notifies shareholders at least 60 days in advance.  For purposes of this policy, “net assets” includes any borrowings for investment purposes. The Adviser follows an investment style sometimes called “GARP” or “Growth At a Reasonable Price.”  The Adviser generally invests the Fund’s assets in mid-cap companies with expected earnings growth that exceed that of the average of all U.S. publicly traded companies, where valuations seem reasonable compared to the expected earnings growth, where fundamental financial characteristics appear to be strong, where (in the Adviser’s opinion) the business model offers sustainable competitive advantage, and where management has an important ownership stake in the company.  The Adviser uses a bottom-up approach in selecting securities.

Principal Risks

You may lose money by investing in the Fund and there is no guarantee that the Fund will achieve its objective. The Fund is subject to the following principal risks. The Fund’s net asset value and total return may be adversely affected if any of the following occurs:

•	The market values of securities acquired by the Fund decline;
•	The Adviser does not execute the Fund’s principal investment strategies effectively;
•	A security’s price fluctuates in response to events affecting the issuer’s profitability or viability;
•	A company’s earnings do not increase as expected;
•	Medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies;
•

Foreign securities markets may be more volatile and subject to less governmental supervision than their counterparts in the U.S. Foreign securities are subject to fluctuations in currency exchange rates.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Performance

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Investment Adviser

Conestoga Capital Advisors, LLC (“Conestoga” or the “Adviser”).

Portfolio Managers

Lead Portfolio Managers - William C. Martindale, Jr., Managing Partner and Chief Investment Officer of Conestoga; David M. Lawson, CFA, Managing Partner of Conestoga.

Co-Portfolio Managers - Robert M. Mitchell, Managing Partner of Conestoga; Joseph F. Monahan, CFA, Managing Partner of Conestoga.

The lead portfolio managers and co-portfolio managers have been managing the Fund since 2012.

Purchase and Sale of Fund Shares

You can buy shares of the Fund, as a new shareholder or for a retirement plan, with a minimum initial investment of $2,500 for the Investors Class and $5 Million for the Institutional Class; there is no minimum for subsequent investments.  The minimum initial investment under an automatic investment plan is $500, with no minimum for subsequent investments. If you wish to purchase or redeem shares directly through the Fund, you can do so by mail or by telephone on any business day once you have established an account. To establish an account, complete an account application and mail it with a check, bank draft or money order to:  Conestoga Mid Cap Fund c/o Mutual Shareholder Services 8000 Town Centre Dr. Suite 400 Broadview Heights, OH 44147. Additional purchases may be made by using the Fund’s mailing address, or by calling 1-440-922-0066.  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions are taxable, and will generally be taxed as dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s Web site for more information.